UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2014

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Explanatory Note

On August 4, 2014, Peoples Bancorp Inc., an Ohio corporation (“Peoples”) filed a Form 8-K (the “Prior 8-K”) to announce the execution of the Agreement and Plan of Merger (the “Merger”) with NB&T Financial Group, Inc. (“NB&T Financial”). This Form 8-K/A is being filed to provide the pro forma financial information for the combined entity and should be read in conjunction with the Prior 8-K. Peoples filed a registration statement on Form S-3 (the “S-3”) on August 12, 2014 in connection with a private placement of its securities, a portion of the proceeds of which are to be used to consummate the Merger. Peoples is required by Item 11 of Form S-3 to provide such pro forma financial information before the S-3 can be declared effective.

Item 9.01    Financial Statements and Exhibits

a) Not applicable.

b) Pro Forma Financial Information

The unaudited pro forma combined condensed consolidated balance sheet as of June 30, 2014, and the unaudited pro forma combined condensed consolidated statements of income for the six months ended June 30, 2014, and the year ended December 31, 2013, are incorporated herein by reference to Exhibit 99.3.

c) Not applicable.

d) Exhibits
See Index to Exhibits

Important Information About the Merger
In connection with the Merger, Peoples will file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) to register the shares of Peoples’ common stock to be issued to the shareholders of NB&T Financial. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Peoples and NB&T Financial in advance of the special meetings of shareholders that will be held to consider the proposed Merger. PEOPLES AND NB&T FINANCIAL INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PEOPLES, NB&T FINANCIAL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, by directing a request to Peoples Bancorp Inc., 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750, Attn.: Investor Relations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	September 16, 2014	By:/s/	EDWARD G. SLOANE
Edward G. Sloane
Executive Vice President,
Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Form of Purchase Agreement (incorporated herein by reference to Exhibit 10.1 to Peoples’ Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2014)
99.1	Investor Presentation (incorporated herein by reference to Exhibit 99.1 to Peoples’ Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2014)
99.2
News Release issued by Peoples Bancorp Inc. on August 4, 2014 (incorporated herein by reference to Exhibit 99.2 to Peoples’ Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2014)

99.3	Unaudited Pro Forma Combined Condensed Financial Information